UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55782 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions indicate forward-looking statements.  These forward-looking statements reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not factual or guarantees of future performance, and we caution stockholders not to place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to risks related to the effects of COVID-19, particularly on hospitality and retail properties and related mortgage loans and securities, blind pool offerings, best efforts offerings, use of short-term financing, defaults and changing interest rates and other risks detailed in the Risk Factors section in our most recent Annual Report on Form 10-K and in subsequent filings on Form 10-Q as filed with the Securities and Exchange Commission and made available on our website.  Forward-looking statements reflect our management’s view only as of the date they are made and may ultimately prove to be incorrect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

ITEM 2.02.Results of Operations and Financial Condition

The information in Item 7.01 is incorporated by reference into this Item 2.02 and is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01.        Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report is information regarding the status of the investment portfolio of InPoint Commercial Real Estate Income, Inc. (“we” or the “Company”) as of December 31, 2020. The information contained in Exhibit 99.1 is incorporated into this Item 7.01 disclosure by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.        Other Events.

Partial Waiver by our Advisor of its Management Fee

In order to support the performance of the Company, Inland InPoint Advisor, LLC (our “Advisor”) has agreed to waive 50% of its management fee for the month of January 2021 and for future months until it notifies our board of directors that the waiver is terminated.  We will disclose any termination of this fee waiver in a future filing with the Securities and Exchange Commission.

Net Asset Value Calculation and Valuation Guidelines

Our board of directors has approved the amendment of our valuation guidelines to add the category of “reserves for future liabilities” to the non-exclusive list of liabilities that may be included as part of our net asset value calculation.

Share Repurchase Plan Reinstatement

Our board of directors has approved the reinstatement of our share repurchase plan as described below.

•

On March 1, 2021, our share repurchase plan will be reinstated for our stockholders requesting repurchase of shares as a result of the death or qualified disability of the holder.  Permitted repurchase requests must be submitted on or after March 1, 2021.  The first settlement of permitted repurchase requests will be on March 31, 2021, the last business day of the month.

•

On July 1, 2021, our share repurchase plan will be reinstated for all stockholders.  Repurchase requests must be submitted on or after July 1, 2021. The first settlement of permitted repurchase requests will be on July 30, 2021, the last business day of the month. In accordance with the terms of the share repurchase plan that allow us to repurchase fewer shares than the maximum amount permitted under the share repurchase plan, for the months of July, August and September 2021, the total amount of aggregate repurchases of shares (including Class P shares) will be limited to no more than 1% of our aggregate NAV per month as of the last day of the previous calendar month and no more than 2.5% of our aggregate NAV per calendar quarter as of the last day of the previous calendar month. Beginning on October 1, 2021, the total amount of aggregate repurchases of shares will be limited as set forth in the share repurchase plan (no more than 2% of our aggregate NAV per month as of the last day of the previous calendar month and no more than 5% of our aggregate NAV per calendar quarter as of the last day of the previous calendar month). Notwithstanding the foregoing, we may repurchase fewer shares than these limits in any month, or none. Further, our board of directors may modify, suspend or terminate our share repurchase plan if it deems such action to be in our best interest and the best interest of our stockholders.

Approval of Sub-Advisor Investment Allocation Guidelines

Our investment strategy is expected to overlap with the investment strategy of one prospective client account managed by SPCRE InPoint Advisors, LLC (our “Sub-Advisor”) or its affiliates (collectively, “Sound Point”) and may overlap with others in the future. Our Sub-Advisor has prepared written investment allocation guidelines regarding the allocation of investment opportunities between us and other Sound Point accounts, which have been approved by our Advisor and our board of directors and are described below.

If both we and one or more other Sound Point accounts are interested in making an investment, the Sub-Advisor or its affiliates will determine which program is ultimately awarded the right to pursue the investment in accordance with the investment allocation guidelines. The Sub-Advisor is required to provide information to our board of directors to enable the board, including the independent directors, to determine whether such procedures are being fairly applied to us.

Sound Point has adopted the investment allocation guidelines to address conflicts of interest arising from its allocation of investment opportunities. Sound Point will screen the suitability of each investment opportunity for each account based on the following criteria (the “Screening Criteria”): liquidity position (i.e., sufficiency of available cash to make and support the investment or need to raise cash); strategic investment objectives; appropriateness of investment based on current portfolio composition, including loan-type, loan-size, asset-type and geographic or borrower diversity; time horizon; tax sensitivity; and any applicable legal or regulatory restrictions, or governing document applicable covenants or asset tests/restrictions.

Since bespoke whole commercial real estate loan investments are not divisible and cannot be allocated pro rata as a general matter, Sound Point will allocate investment opportunities on a pre-determined rotational order and maintain a record of such rotations. Any new account will be added to the bottom of the rotational queue. If, upon giving due consideration to the Screening Criteria, Sound Point reasonably determines in its discretion that an investment opportunity is suitable and appropriate for only one account, the investment opportunity will be allocated to such account without regard to or any resulting effect upon the then-current rotational order. If, however, upon giving due consideration to the Screening Criteria, Sound Point reasonably determines that an investment opportunity is suitable and appropriate for two or more accounts, the investment opportunity will be allocated to the account that has not executed a written non-binding expression of interest (subject to Sound Point’s underwriting and due diligence) in providing commercial real estate debt financing related to a separate investment opportunity previously allocated to it for the longest period of time. In such instance, the account receiving allocation of such investment opportunity will thereupon be moved to the bottom of the rotational queue.

ITEM 9.01.        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No. Description

99.1 Q4 2020 InPoint Portfolio Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
Date:	January 20, 2021	By:	/s/ Mitchell A. Sabshon
Mitchell A. Sabshon
Chief Executive Officer